
WASHINGTON BANKING COMPANY
D.A. DAVIDSON FINANCIAL SERVICES CONFERENCE
SEATTLE WA
MAY 12, 2011



Safe Harbor Statement

This communication may contain forward-looking statements that are subject to risks and uncertainties. These forward-looking statements describe management's expectations regarding future events and developments such as the transition of City Bank and North County Bank operations, employees and customers, future operating results, availability of acquisition opportunities, growth in loans and deposits, credit quality and loan losses, and continued success of the Company's business plan. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The words "anticipate," "expect," "will," "believe," and words of similar meaning are intended, in part, to help identify forward-looking statements. Future events are difficult to predict, and the expectations described above are subject to risk and uncertainty that may cause actual results to differ materially. In addition to discussions about risks and uncertainties set forth from time to time in the Company's filings with the Securities and Exchange Commission, factors that may cause actual results to differ materially from those contemplated in these forward-looking statements include, among others: (1) local and national general and economic condition; (2) changes in interest rates and their impact on net interest margin; (3) competition among financial institutions; (4) legislation or regulatory requirements; (5) the ability to realize the efficiencies from investment in personnel and infrastructure; and (6) the inability to retain City Bank and/or North County Bank customers or employees and expenses associated with the integration of acquired bank operations. Washington Banking Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made. Any such statements are made in reliance on the safe harbor protections provided under the Securities Exchange Act of 1934, as amended.

Washington Banking Company



Company Profile

- **Washington Banking Company**
  - Headquarters: Oak Harbor, Washington
  - IPO 1998

Whidbey ISLAND BANK

- **Primary Holding**
  - Founded 1961 **50th Anniversary**
- **Employment**
  - Approximately 455 FTEs
- **Total Assets**
  - $1.7 Billion
- **Market Cap**
  - $210 Million


OAK
HARBOR





Footprint



Salish Sea
Ladner
Matsqui
Sumas
White Rock
Lynden
Sturdies Bay
Birch Bay
Custer
Everson
Chilliwack
Crofton
Long Harbour
Ferndale
Nooksack
Mount Baker Wilderness
Pender Island
Marietta
Bellingham
Eastsound
Sedden Valley
Acme
Baker Lake
Sidney
Olga
Central Saanich
Orcas
Samish
Bow
Concrete
Saanich
Lopez
Anacortes
Sedro Woolley
Burlington
Rockport
Victoria
Esquimalt
La Conner
Clear Lake
Mount Vernon
Metchosin
Skagit Bay
Conway
Rocky Point
Oak Harbor
Stanwood
Darrington
Coupeville
Camano
Arlington
Angeles
Agnew
Port Townsend
Smokey Point
Tulalip
Marysville
Sequim
Greenbank
Dungeness
Nordland
Everett
Discovery Bay
Mukilteo
Snohomish
Cameron Creek
Hansville
Monroe
Gold Bar
National Park
Buckhorn Wilderness
Quilcene
Edmonds
Lynnwood
Index
Hayes
Shoreline
Bothell
Baring
Poulsbo
Duckabush
Brinnon
Kirkland
Redmond
East Fork Quinault
Silverdale
Sammamish
Seattle
Erlands Point
Bellevue
Fall City
Bremerton
Mercer Island
Issaquah
Lilliwaup
Sunnyslope
Burien
Renton
North Bend
Hoodsport
Olalla

- North Puget Sound Area
- Community Markets
  - Six Counties



Island
King
San Juan
Skagit
Snohomish
Whatcom

- 30 Branch Locations

Branches via FDIC-assisted Acquisitions

- CityBank - 4/16/10
- North County Bank - 9/24/10


2010 Highlights

- FDIC-Assisted Acquisition of CityBank, April 2010
- FDIC-Assisted Acquisition of North County Bank, Sept 2010
- Relocated Mount Vernon branch from in-store to stand-alone
- Added Commercial Lending Teams
- Increased cash dividend to shareholders
- Listed in SNLs Top 100 Best-Performing Community Banks
- Selected by KBW to its 2010 Bank Honor Roll
- Repaid TARP and redeemed warrants in 1Q-2011

Washington Banking Company


Acquisitions

CityBank

- Acquired **CityBank** from the FDIC on April 16, 2010

($ in thousands)	3/31/2011	4/16/2010
Loans	**$223,865**	$321,581
DDA/NOW/Savings/MMA	**$178,440**	$157,342
Time Deposits	**$273,670**	$492,762

- Systems conversion completed
- Covered assets resolving as expected
- Established two commercial lending teams
- Retail banking progress

Washington Banking Company


Acquisitions

North County Bank

- Acquired **North County Bank** from the FDIC on Sept 24, 2010

($ in thousands)	3/31/2011	9/30/2010
Loans	**$112,493**	$133,136
DDA/NOW/Savings/MMA	**$63,162**	$66,569
Time Deposits	**$102,669**	$178,764

– Systems conversion completed
– Covered assets resolving in timely fashion
– Consolidated Arlington branch with Smokey Point

Washington Banking Company



Financial Highlights

($ in thousands, except per share)		2010	2009	2008
Net Income		$23,911	$4,614	$8,332
ROAA		1.72%	0.66%	0.94%
Loans:	Non-covered	$834,293	$813,852	$823,068
	Acquired	$366,153	-	-
Deposits:	Legacy	$859,013	$846,671	$747,159
	Acquired	$633,207	-	-
Total Assets		$1,704,487	$1,045,871	$899,631
TBV per common share		$9.71	$8.79	$8.47
NPA/Assets		1.76%	0.76%	0.46%
Allowance/Non-covered Loans		2.25%	1.99%	1.49%


Portfolio Diversity

Non-Covered Loans by Type

(3/31/2011)


COMMERCIAL 18%
RE 1-4
6%
RE COMMERCIAL 42%
RE CONSTRUCTION
1-4
8%
RE CONSTR
COMC'L 5%
INDIRECT
11%
DIRECT
10%



Deposit Mix

Deposits by Type

(3/31/2011)

Time Deposits ($ in millions)

41% >$100,000: $262.8

58% <$100,000: $365.8

1% CDARS: $8.1


Non-Interest Bearing Demand 13%
NOW 14%
Money Market 25%
Savings 6%
Time Deposits 42%


NIM Stability

Net Interest Margin


5.25%
4.89%
4.60%
4.63%
4.90%
4.66%
5.42%
2006
2007
2008
2009
2010
1Q'10
1Q'11


Cost Management

Efficiency Ratio


62.07%
62.31%
60.63%
59.01%
47.71%
60.11%
60.40%
2006
2007
2008
2009
2010
1Q10
1Q11


Credit Quality

Allowance for Loan Losses and Nonperforming Non-covered Loans

(In Millions)


ALLL / Non-covered Loans
NPLs
$3.6
$10.0
$2.8
$11.1
$1.9
$12.3
$3.4
$16.2
$25.8
$18.8
$3.7
$16.4
$29.5
$19.2
2006
2007
2008
2009
2010
1Q'10
1Q'11


Capital Ratios

Equity and Leverage Ratios


Leverage Ratio
Tangible Common Equity / Tangible Assets
8.36%
10.24%
8.34%
11.29%
8.95%
11.68%
12.86%
18.73%
8.77%
11.42%
13.00%
18.00%
8.93%
10.38%
2006
2007
2008
2009
2010
1Q'10
1Q'11


Capital Ratios

Return on Average Tangible Common Equity


17.40%
15.36%
13.61%
13.52%
10.82%
-1.61%
5.28%
-11.75%
17.79%
-11.45%
8.31%
-15.30%
WBCO
Peer Average
2006
2007
2008
2009
2010
1Q11

Peer Group: BANR, CACB, CASB, CVYF, COLB, FFNW, HFWA, PCBK, PRWT, WCBO
Source: SNL Financial


ROAA

Return on Average Assets


1.30%
1.25%
1.12%
1.01%
0.94%
-0.51%
0.66%
-2.28%
1.72%
-0.75%
0.97%
0.01%
WBCO
Peer Average
2006
2007
2008
2009
2010
1Q11

Peer Group: BANR, CACB, CASB, CVYF, COLB, FFNW, HFWA, PCBK, PRWT, WCBO
Source: SNL Financial


NPA Comparison

Nonaccrual Loans + 90-Days Past Due + OREO to Assets


WBCO
Peer Average
0.51%
0.14%
1.00%
0.48%
3.74%
0.46%
5.71%
0.76%
5.10%
1.76%
5.05%
2.04%
2006
2007
2008
2009
2010
1Q11

Peer Group: BANR, CACB, CASB, CVYF, COLB, FFNW, HFWA, PCBK, PRWT, WCBO
Source: SNL Financial



Losses Comparison

Net Charge-offs to Average Loans



WBCO
Peer Average
3.35%
2.55%
1.85%
1.33%
1.14%
1.23%
0.21%
0.25%
0.48%
0.76%
0.05%
0.12%
2006
2007
2008
2009
2010
1Q11

Peer Group: BANR, CACB, CASB, CVYF, COLB, FFNW, HFWA, PCBK, PRWT, WCBO
Source: SNL Financial



2011 Strategies

- **Continue to Build-out Franchise**
  - Add talented teams
  - Selective de-novo branching
- **Acquisitions**
  - FDIC-assisted transactions if available
  - Consider “healthy” banks looking for a partner
- **Leverage Retail Franchise**
  - Emphasize relationship banking
  - Promote the Whidbey service standard

Washington Banking Company

WBCO Performance Recognition



Consistent Earnings

- Profitable all of 2010 and 1st Qtr 2011
- Continues our record of quarterly profitability since going public in 1998
- 52 consecutive quarters of paying a cash dividend

Washington Banking Company



WBCO 5-yr Performance



Total Return Performance
Index Value
140
120
100
80
60
40
20
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
Washington Banking Company
NASDAQ Composite
SNL Bank NASDAQ
SNL Bank $500M-$1B
SNL Bank $1B-$5B

	Period Ending					
Index	**12/31/05**	**12/31/06**	**12/31/07**	**12/31/08**	**12/31/09**	**12/31/10**
Washington Banking Company	100.00	116.56	111.22	62.69	87.86	101.93
NASDAQ Composite	100.00	110.39	122.15	73.32	106.57	125.91
SNL Bank NASDAQ	100.00	112.27	88.14	64.01	51.93	61.27
SNL Bank $500M-$1B	100.00	113.73	91.14	58.40	55.62	60.72
SNL Bank $1B-$5B	100.00	115.72	84.29	69.91	50.11	56.81



Questions & Answers

Q&A

Washington Banking Company